Wildermuth Endowment Fund

Supplement dated November 10, 2021 to the Wildermuth Endowment Fund Class A Shares and Class C

Shares prospectus and the Class I Shares prospectus, each dated April 30, 2021

The following changes shall take effect 30 days from the date of this Supplement.

Disclosure Related to the Wildermuth Endowment Fund

The Prospectus Summary section beginning on page 1 of the Class A Shares and Class C Shares prospectus and the Class I Shares prospectus through the Temporary Investments section on page 3 of each prospectus is hereby deleted and replaced with the following:

PROSPECTUS SUMMARY

This summary does not contain all of the information that you should consider before investing in the shares. You should review the more detailed information contained or incorporated by reference in this prospectus and in the Statement of Additional Information, particularly the information set forth under the heading “Risk Factors.”

The Fund. The Wildermuth Endowment Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company. See “The Fund.” The Fund operates as an interval fund that will make quarterly repurchase offers of no less than 5% of the outstanding shares of the Fund at per-class net asset value (“NAV”) per share. While the Fund may increase the size of these offerings up to a maximum of 25% of the Fund’s outstanding shares, in the sole discretion of the Fund’s board of trustees (the “Board”), it is not expected that the Board will do so. See “Quarterly Repurchases of Shares.” The Fund’s investments are managed by Wildermuth Advisory, LLC (the “Adviser”). See “Management of the Fund.”

Investment Objective and Policies. The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation.

The Fund pursues its objective by investing in assets that the Adviser believes will provide long-term capital appreciation and favorable risk-adjusted returns, as well as in income-producing assets that the Adviser believes will provide consistent income and, to an extent, liquidity.

Investment Strategy. The Adviser is responsible for the overall allocation of the Fund’s portfolio. The Adviser will seek to produce attractive risk-adjusted returns over time by investing in private investments that the Adviser believes to be of high quality supplemented by an allocation to liquid publicly traded equity investments. The Adviser invests in a mix of liquid, traditional equity and fixed income investments as well as less liquid, alternative and non-traditional investments.

In general, the Fund’s portfolio will be invested across a mix of the following types of investments, both liquid and illiquid: primarily U.S. and non-U.S. equity and private equity investments (as described in more detail below); and secondarily through other forms of private investments that could include: (i) real estate investment trusts (“REITs”), and other real estate investments; (ii) energy and natural resource investments; (iii) absolute return investments, including but not limited, to managed futures funds, hedge funds and other absolute return investment vehicles; (iv) U.S. and non-U.S. fixed income investments, including, but not limited to, notes, bonds, and asset-backed securities; and (v) registered and unregistered funds that provide exposure to the investments in (i) through (iv). In general, the Adviser will seek to allocate the Fund’s assets to benefit from the performance of various sectors, investment styles and industries. In selecting securities for investment, the Adviser will assess the likely risks and returns of the different alternative investment opportunities and evaluate the potential correlation among the investments under consideration. The Adviser will generally seek to invest in securities whose expected risk-adjusted returns are determined to be attractive and are likely to have low correlations among one another.

The Adviser may utilize fundamental, technical and other related methodologies to determine the intrinsic value of an investment. The Adviser may strategically rebalance the Fund’s investments according to current market conditions but will manage the Fund’s assets consistent with its primary focus on long-term capital appreciation and income generation. The Adviser will manage investments using a long-term time horizon and across typical market cycles (which are estimated to last five to seven years). Generally, the Fund will sell a security if, in the judgment of the portfolio manager, the security’s total return potential has been met, the relevant issuer’s fundamentals have or may soon deteriorate, or a more attractive investment opportunity is identified.

The Fund may also enter into short sales on equity securities that the Adviser believes will underperform the market. Short sales may be done for investment or hedging purposes.

Asset Classes and Instruments. The Fund will gain exposure to the following asset classes through investments in the instruments listed below, subject where noted to certain percentage limits:

Primarily

1.	Private Equity:

a)	U.S. and non-U.S. direct private equity investments (including investments in private debt and loans to private entities)
b)	U.S. and non-U.S. private equity funds (subject to percentage limits on Private Funds (as defined below))

2.	Equities:

a)	U.S. publicly traded equity securities,
b)	Foreign developed market publicly traded equity securities, and
c)	Emerging market publicly traded equity securities

Secondarily, in order to support all manner of public and private equity investing

3.	Real Estate: (Up to 25% of the Fund’s total assets):

a)	Publicly-traded and non-traded REITs,
b)	Real estate funds, including real estate partnerships, and
c)	Direct holdings of real property

4.	Absolute Return Investments: Subject to percentage limits on Private Funds:

a)	Hedge funds,
b)	Managed futures funds, and
c)	Other absolute return investment vehicles, including registered investment companies pursuing absolute return strategies

5.	Fixed Income:

a)	U.S. fixed income securities,
b)	Foreign developed market fixed income securities, and
c)	Emerging market fixed income securities.

Limitations Involving Asset Classes, Industries and Investment Funds.

•	Foreign Investments:

○	No more than 75% of the Fund’s total assets (inclusive of developed and emerging markets).

○	Emerging Markets – The Fund may not invest more than 50% of its total assets in investments in emerging markets.

•	Derivatives:

○	Derivative instruments in which the Fund may invest include, but are not limited to, options, futures contracts, forward futures contracts and options on futures contracts.

○	The Fund may invest in derivatives for various portfolio management purposes, including, but not limited to, reducing transaction costs, increasing overall liquidity of the Fund, gaining exposure to certain asset classes and to mitigate risks.

•	Investment Funds: The Fund may invest without limit in eligible asset classes and securities through exchange-traded funds (“ETFs”), closed-end funds, open-end funds (mutual funds), managed futures funds, commodity pools and other publicly and privately offered pooled investment vehicles (collectively, “Investment Funds”), including Private Funds. The term “Private Funds” refers to privately offered pooled investment vehicles, such as hedge funds, which are issued in private placements to investors that meet certain suitability standards. In general, these interests are subject to underlying lock-ups, are not freely tradable and/or have substantial transfer restrictions and no active trading market (but may have certain rights as to redemptions).

○	Private Funds - The Fund will limit its investments in all Private Funds to no more than 50% of its net assets. Private Funds include Private Investment Companies (as defined below).

○	Private Investment Companies - These are Private Funds that are excluded from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “1940 Act”), solely by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. The Fund will limit its investments in Private Investment Companies to no more than 15% of its net assets.

○	For purposes of compliance with limits on Private Funds and Private Investment Companies, the Fund will look through its wholly-owned subsidiaries and count their underlying holdings.

○	Generally, Investment Funds that invest predominantly in a particular asset class are considered an investment in that asset class for the purposes of the Fund’s allocation limits.

•	Wholly-Owned Subsidiaries: up to 50% of the Fund’s total assets,

○	REIT Subsidiaries

▪	Direct real estate holdings are generally held through one or more entities wholly-owned or controlled, directly or indirectly, by the Fund that qualify as a REIT for federal income tax purposes (each, a “REIT Subsidiary”).

▪	The Fund may invest up to 25% of its total assets in a REIT Subsidiary subject to the overall limitation on real estate and the overall limitation on wholly-owned Subsidiaries.

○	Cayman Subsidiaries

▪	Certain commodities investments may be held through a wholly-owned and controlled Cayman Islands subsidiary (“Commodity Cayman Subsidiary” and together with PE/OG Cayman Subsidiaries (as defined below), each is a “Cayman Subsidiary” and collectively are “Cayman Subsidiaries”).

▪	Other pooled vehicles, or in such instruments directly as well as fixed-income securities that serve as collateral for its derivative positions.

▪	The Fund may invest up to 25% of its assets in a Cayman Subsidiary that invests in commodity investments subject to the limitations on the Fund’s commodity investments and energy and natural resources investments.

▪	Certain foreign private equity and foreign oil and gas investments may be held through one or more wholly-owned and controlled Cayman Islands subsidiaries (“PE/OG Cayman Subsidiaries”).

▪	The Fund may invest up to 25% of its assets in a Cayman Subsidiary that invests in foreign oil and gas investments subject to the limitations on commodity investments and energy and natural resources investments.

▪	The Fund may invest up to 25% of its assets in a Cayman Subsidiary that invests in foreign private equity.

○	Corporate Subsidiaries (Domestic Private Equity/Oil & Gas)

▪	Certain domestic private equity and domestic oil and gas investments may be held through one or more U.S. entities that are taxable as corporations under Subchapter C of the Code that are wholly-owned, directly or indirectly, by the Fund (“Corporate Subsidiaries”).

▪	The Fund may invest up to 25% of its assets in a Corporate Subsidiary that invests in domestic oil and gas investments subject to the limitations on commodity investments and energy and natural resources investments.

▪	The Fund may invest up to 25% of its assets in a Corporate Subsidiary that invests in domestic private equity.

▪	Because any Corporate Subsidiary through which the Fund invests in private equity or private oil and gas investments is treated as a regular taxable corporation for U.S. federal income tax purposes, any Corporate Subsidiary will incur tax expenses. This is different than a typical registered investment company that qualifies for the tax treatment available to a regulated investment company (“RIC”) under the Code. The return on investments held in Corporate Subsidiaries will be reduced by the taxes paid.

▪	The Fund will consolidate any REIT Subsidiary, Cayman Subsidiary or Corporate Subsidiary (collectively, “Wholly-Owned Subsidiaries”) for purposes of financial statements, diversification, leverage and concentration.

These allocation limits generally apply at the time of investment. Although the Adviser will seek to stay within these limits under normal circumstances, due to the illiquid nature of some of the Fund’s investments, the Adviser may not be able to do so in the event of market movements. In applying these allocation limits, the Adviser also will take into account the requirement for qualifying to be taxed as a RIC under the Internal Revenue Code of 1986, as amended (the “Code”).

Leverage. The Fund may employ leverage, including borrowing from banks, in an amount up to 33% of the Fund’s assets (defined as net assets plus borrowing for investment purposes). Additionally, some Investment Funds may also employ leverage. See “Investment Objective, Policies and Strategies.”

Temporary Investments. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities, cash or cash equivalents. These short-term debt securities include Treasury bills, commercial paper, certificates of deposit, bankers’ acceptances, U.S. government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

The Commodities Risk and Master Limited Partnerships and Energy Sector Risks are hereby deleted from the Summary of Risk Factors Section on page 5 of the Class A Shares and Class C Shares prospectus and the Class I Shares prospectus.

The INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES section beginning on page 13 of the Class A Shares and Class C Shares prospectus and page 11 of the Class I Shares prospectus is hereby deleted and replaced with the following:

INVESTMENT OBJECTIVE, POLICIES AND STRATEGIES

Investment Objective and Policies

The Fund’s investment objective is to seek total return through a combination of long-term capital appreciation and income generation. The Fund pursues its objective by investing in assets that the Adviser believes provide favorable long-term capital appreciation and risk-adjusted return potential, as well as in income-producing assets that the Adviser believes will provide consistent income generation and liquidity.

The Fund seeks to produce attractive risk-adjusted total returns over time by investing in private investments that the Adviser believes to be of high quality supplemented by an allocation to liquid publicly traded investments. The Adviser will invest in a mix of less liquid, alternative and non-traditional investments and liquid, traditional equity and fixed income investments. In general, the Fund’s portfolio will be invested across a mix of the following types of investments both liquid and illiquid, including primarily U.S. and non-U.S. equity (including private equity) and secondarily, other types of private investments that could include (i) real estate such as publicly-traded and non-traded REITs, real estate funds, or direct holdings of real property, (ii) energy and natural resources, (iii) absolute return investments as well as (iv) U.S. and non-U.S. fixed income securities. The Fund will gain exposure to these asset classes through its investments in: primarily (1) U.S., foreign developed market or emerging market equity securities, including private equity investments, and secondarily, in a supporting capacity, (2) real estate investments such as publicly-traded and non-traded REITs, real estate funds, real estate limited partnerships or direct holdings of real property, (3) hedge funds, managed futures funds and other absolute return investment vehicles and (4) U.S. and foreign notes, bonds and asset-backed securities.

The Fund may make investments in the preceding types of asset classes and securities through Investment Funds, including Private Funds. The term Private Funds refers to privately offered pooled investment vehicles, such as hedge funds, private equity funds, private managed futures funds or private commodity pools, and private real estate funds that are issued in private placements to investors that meet certain suitability standards. In general, these interests are subject to underlying lock-ups, are not freely tradable and/or have substantial transfer restrictions and no active trading market but have certain rights as to redemptions.

Under normal circumstances, the Fund may:

•	Invest without limit in U.S. and non-U.S. equities. Equity securities in which the Fund may invest include, but are not limited to, common and preferred stock of all market capitalizations, convertible securities, rights and warrants, and depositary receipts (i.e., ADRs, EDRs, and GDRs).

•	Invest up to 25% of its total assets in real estate investments. Subject to the overall 25% limit on investments in real estate, the Fund may invest in REITs and direct real estate holdings. Direct real estate holdings are generally held through entities wholly-owned or controlled, directly or indirectly, by the Fund, including one or more entities that qualify as a REIT for federal income tax purposes (a “REIT Subsidiary”).

•	Invest in energy and natural resources investments, subject to any industry concentration limits imposed by the 1940 Act.

•	Invest in absolute return investments, subject to the Fund’s limit on investments in Private Funds.

•	Invest without limit in fixed income securities. Fixed income securities include corporate bonds, mortgage-backed or asset backed securities, securities issued by the U.S. and foreign governments, including their agencies and instrumentalities, inflation protected securities, as well as collateralized debt, mezzanine debt and distressed debt. Such securities may be of any maturity, duration or quality, including those that are rated below investment grade (i.e., high yield, high risk securities, or “junk bonds”).

•	Allocate up to 75% of its total assets to non-U.S. investments, including up to 50% of its total assets in investments in emerging markets.

•	Invest in derivative instruments, such as options, futures contracts, forward futures contracts and options on futures contracts, subject to limits imposed by the1940 Act. The Fund will invest for various portfolio management purposes, including, but not limited to, reducing transaction costs, increasing overall liquidity of the Fund, gaining exposure to certain asset classes and to mitigate risks.

•	Acquire interests in Investment Funds. The Fund will limit its total investments in Investment Funds that are Private Funds to no more than 50% of its net assets and will limit its investments in Investment Funds that are excepted from the definition of “investment company” under the 1940 Act, solely by Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (“Private Investment Companies”), to no more than 15% of the Fund’s net assets.

These allocation limits generally apply at the time of investment. Although the Adviser will seek to stay within these limits under normal circumstances, due to the illiquid nature of some of the Fund’s investments, the Adviser may not be able to do so in the event of market movements.

In applying these allocation limits, the Adviser also will take into account the requirement for qualifying to be taxed as a RIC under the Code.

REIT Subsidiaries. As noted above, the Fund may invest up to 25% of its total assets in one or more REIT Subsidiaries also managed by the Adviser which invests through wholly-owned special purpose companies in direct real estate properties. The Fund will consolidate any REIT Subsidiary for purposes of financial statements, leverage and concentration. Investment through a REIT Subsidiary involves risks, including the risk that failure of the REIT Subsidiary to qualify as a REIT will have adverse tax consequences on the REIT Subsidiary and may adversely affect the performance of the Fund, which are more fully described in “Principal Risks—REIT Subsidiary Risk” section of this Prospectus.

To qualify as a REIT, a REIT Subsidiary must satisfy a number of requirements on a continuing basis, including requirements regarding the composition of its assets, sources of its gross income, distributions and stockholder ownership. Among other things, the Code limits the ability of a REIT Subsidiary to sell properties held for less than two years, which may cause it to incur losses. Since certain activities, if performed by the REIT Subsidiary, may not be qualifying REIT activities under the Code, the REIT Subsidiary may form taxable REIT subsidiaries, as defined in the Code, to engage in such activities. Even if the REIT Subsidiary qualifies for taxation as a REIT, it may be subject to certain federal, state and local taxes on its income and assets, including taxes on any undistributed income, tax on income from some activities conducted as a result of a foreclosure, and state or local income, property and transfer taxes. If, for any taxable year, the REIT Subsidiary does not qualify as a REIT, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the REIT’s current and accumulated earnings and profits. Dividends payable by the REIT Subsidiary to the Fund and, in turn, by the Fund to shareholders generally are not qualified dividends eligible for the reduced rates of tax. Provisions enacted as part of 2017 tax reform legislation permit a direct REIT Subsidiary investor to claim a 20% “qualified business income” deduction for certain REIT dividends. On January 18, 2019, the Treasury Department and the Internal Revenue Service (the “IRS”) issued proposed Treasury regulations permitting RICs to pass to their shareholders the special treatment of certain REIT dividends. Taxpayers may rely on the proposed Treasury regulations in their entirety until the date the Treasury Department adopts such regulations as final.

Cayman Subsidiaries. The Fund may invest up to 25% of its total assets in a wholly-owned and controlled Cayman Subsidiary also advised by the Adviser that will invest primarily in Investment Funds that invest in derivatives, including commodity and financial futures, commodity-linked structured notes, swap contracts and fixed-income securities that serve as collateral for its derivative positions, or in such instruments directly as well as in fixed-income securities that serve as collateral for its derivative positions, which may be used for hedging, speculation, or as substitutes for traditional securities. The Fund will consolidate the Cayman Subsidiary for purposes of financial statements, leverage and concentration. To qualify for the tax treatment available to regulated investment companies under the Code, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income.” Income derived from direct investments in commodities is not “qualifying income.” The Fund may also use one or more Cayman Subsidiaries to invest in non-U.S. private equity investments, including direct investments in non-U.S. private equity as well as non-U.S. private equity funds, and non-U.S. oil and gas investments, including direct investments in non-U.S. oil and gas as well as non-U.S. oil and gas funds. The Fund may invest up to 25% of its total assets in one or more Cayman Subsidiaries that primarily invest in non-U.S. private equity investments and up to 25% of its total assets in one or more Cayman Subsidiaries that primarily invest in non-U.S. oil and gas investments.

Corporate Subsidiaries. U.S. private equity investments, including U.S. private equity funds, and U.S. private oil and gas investments, including U.S. private oil and gas funds, may be held through one or more Corporate Subsidiaries also advised by the Adviser. The Fund may invest up to 25% of its total assets in one or more Corporate Subsidiaries that primarily invest in U.S. private equity investments, including direct investments in U.S. private equity as well as U.S. private equity funds, and up to 25% of its total assets in one or more Corporate Subsidiaries that primarily invest in U.S. private oil and gas investments, including direct investments in U.S. oil and gas as well as U.S. private oil and gas funds. The Fund reserves the right to include non-U.S. investments in such Corporate Subsidiaries as well. Because any Corporate Subsidiary through which the Fund invests in private equity or private oil and gas funds is treated as a regular taxable corporation for U.S. federal income tax purposes, any Corporate Subsidiary will incur tax expenses. This is different than a typical registered investment company that qualifies for tax treatment available to regulated investment companies under the Code. The returns on investments held in Corporate Subsidiaries will be reduced by the taxes paid. In calculating its daily net asset value, the Fund will, among other things, account for any Corporate Subsidiary’s deferred tax liability and/or asset balances.

All wholly-owned Subsidiaries. The Fund will consolidate all of its wholly-owned Subsidiaries such as any REIT Subsidiary, Cayman Subsidiary or Corporate Subsidiary for purposes of financial statements, diversification, leverage and concentration. The Fund may invest up to 50% of its assets in wholly-owned subsidiaries.

The SAI contains a list of other fundamental and non-fundamental investment policies of the Fund under the heading “Investment Objective and Policies.

The Investment Allocation and Portfolio Construction section beginning on page 15 of the Class A Shares and Class C Shares prospectus and page 13 of the Class I Shares prospectus is hereby deleted and replaced with the following:

Investment Allocation and Portfolio Construction

The Fund pursues its investment objective by allocating its assets to build a broad portfolio consisting of the following asset classes: primarily U.S. and non-U.S. equity (including private equity) securities, and secondarily through other forms of private investments that could include (1) real estate investments, (2) energy and natural resource investments, (3) absolute return investments, and (4) U.S. and non-U.S. fixed income securities. The Fund emphasizes low expected performance correlation between these asset classes and where possible, reduced correlation across strategies within an asset class.

The Fund’s equity securities allocation will be based on the Adviser’s near- and long-term performance expectations of the securities. Primary factors influencing these expectations include: (1) current market valuations, (2) earnings expectations, (3) current and expected interest rates and (4) inflation expectations. In making its equity securities allocation decisions, the Adviser will consider the relative opportunities of equity securities compared to other investment classes and will adjust its allocation to equity securities generally and within sub-categories of equity securities, such as U.S., developed non-U.S., and emerging market equity securities. Absolute and relative valuations throughout global equity markets will affect the aggregate equity securities allocation as well as allocations to specific sub-sectors and strategies. Specific equity strategies and allocation targets will be determined based on expectations regarding future market segments, management strength, and expected diversification benefits. The Fund may also enter into short sales on equity securities that the Fund’s Adviser expects to underperform. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at or prior to the time of replacement. Short sales may be done for investment or hedging purposes.

The Fund’s real estate allocation will be dependent on current valuations of real estate and the availability of particular real estate investment programs to provide the Fund with exposure to real estate with desired characteristics. The Adviser will evaluate real estate investment programs based on their ability to generate attractive returns and their relative risk/return profiles.

Any commodities allocation will be influenced by various factors such as global growth projections, expected global demand across sectors, secular pricing trends, access to specific commodities and precious metals, and availability of desirable investment vehicles. Expectations of rising prices and an acceptable means of investment are both key factors in increasing or decreasing allocations to this sector. A pure play (ownership of companies that are active within particular natural resource sectors) to commodities may also be used to secure exposure.

The Fund’s energy and natural resources allocation will target diverse sub-segments of energy and natural resources through various investment vehicles, including Cayman Subsidiaries. It is expected that both tradable and non-tradable investment opportunities will be pursued as part of the overall strategy of securing exposure to multiple segments while also seeking to take advantage of characteristics of different investment structures. Factors such as long-term energy trends and expected pricing movements of particular energy forms and natural resources will be considered along with the desirability of specific investment vehicles.

The Fund’s absolute return investments allocation will be added with an emphasis on reducing overall portfolio volatility through lower cross-correlation with other portfolio holdings, and secondarily, lower cross-correlation amongst the individual investments and investment vehicles. It is expected that a variety of strategic approaches will be targeted for investment.

The Fund’s fixed income securities allocation will be based on the Adviser’s expectations regarding future interest rates. Because fixed income investments provide unique diversification benefits, the Adviser intends to purchase liquid fixed income securities, which may be used to satisfy the Fund’s liquidity requirements. See “Quarterly Repurchases of Shares.” The relative attractiveness of equity and fixed income securities will influence the Fund’s allocation to the remaining investment classes.

The Commodities, Energy and Natural Resources section on page 17 of the Class A Shares and Class C Shares prospectus and page 15 of the Class I Shares prospectus is hereby deleted and replaced as follows:

Commodities, Energy and Natural Resources

Commodity Investments. The Fund may gain exposure to the commodity sector by investing in a Cayman Subsidiary (as described below) that invests in those Instruments. The Fund may invest in Commodity Subsidiaries that may be denominated in currencies other than the U.S. dollar. The Fund’s investment in a Cayman Subsidiary provides the Fund with exposure to the investment returns of the commodity sectors without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals and agricultural products. There is no maximum or minimum exposure to any commodity investments.

Precious Metals. The Fund’s precious metals investments may include investments in companies that are involved in the mining of or exploration for precious and rare metals and minerals, including gold, silver, platinum and diamonds, as well as nickel, copper, zinc or other base or common metals or minerals. The Fund will generally make such investments through Investment Funds whose portfolios consist of direct investments in such metals or minerals, futures contracts on such metals or related options or securities issued by companies involved in the mining of or exploration of metals and minerals.

Energy and Natural Resources Investments. The Fund may invest in multiple energy asset classes, including in publicly-traded securities issued by companies engaged in the exploration, mining, development, fabrication, processing, marketing or distribution of natural resources in the energy sector, including investments in oil and gas. These investments may take the form of long/short equities trading, commodities investments and precious metal investments as described above, and Investment Funds investing in oil, gas and other energy and natural resources. The Fund may acquire Investment Funds investing in oil, gas and other energy and natural resources through Cayman Subsidiaries or Corporate Subsidiaries.

The Master Limited Partnerships and Energy Sector Risks under the Risk Factors section beginning on page 23 of the Class A Shares and Class C Shares prospectus and page 21 of the Class I Shares prospectus is hereby deleted.

Investors Should Retain This Supplement for Future Reference